EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of International Isotopes Inc., (the "Company") on form 10-KSB for the fiscal year ended December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Steve T. Laflin President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


March 24, 2004                                /s/ Steve T. Laflin
                                   --------------------------------------------
                                                 Steve T. Laflin
                                   President, Chief Executive Officer and Chief
                                                Financial Officer